Horizon Kinetics Medical ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 94.4%	Shares	Value
Cosmetics & Toiletries - 0.8%
Haleon PLC - ADR (a)	13,491	$142,735

Diagnostic Equipment - 0.1%
Pacific Biosciences of California, Inc. (b)	11,034	18,758

Medical Imaging Systems - 0.5%
GE HealthCare Technologies, Inc.	920	86,342

Medical-Biomedical-Genetics - 30.9%(c)
2seventy bio, Inc. (b)	16,550	78,116
Allogene Therapeutics, Inc. (b)	18,388	51,486
Alnylam Pharmaceuticals, Inc. (b)	2,759	758,808
Amgen, Inc.	3,218	1,036,872
Beam Therapeutics, Inc. (b)	9,194	225,253
Bicycle Therapeutics PLC - ADR (b)	13,792	312,113
Biogen, Inc. (b)	2,988	579,194
Bluebird Bio, Inc. (a)(b)	34,936	18,149
CRISPR Therapeutics AG (a)(b)	10,114	475,156
Editas Medicine, Inc. (b)	30,340	103,459
Intellia Therapeutics, Inc. (b)	13,792	283,426
Ionis Pharmaceuticals, Inc. (b)	11,952	478,797
Lantern Pharma, Inc. (b)	27,582	101,226
Mural Oncology PLC (b)	2,208	6,911
Regeneron Pharmaceuticals, Inc. (b)	690	725,356
Replimune Group, Inc. (b)	13,792	151,160
Salarius Pharmaceuticals, Inc. (b)	3,723	5,361
		5,390,843

Medical-Drugs - 61.4%(c)
AbbVie, Inc.	7,356	1,452,663
Alkermes PLC (b)	22,066	617,627
AstraZeneca PLC - ADR	11,952	931,180
Bristol-Myers Squibb Co.	17,009	880,046
Eli Lilly & Co.	3,218	2,850,955
Galectin Therapeutics, Inc. (a)(b)	51,484	141,581
GSK PLC - ADR	10,792	441,177
Johnson & Johnson	4,893	792,960
Merck & Co., Inc.	6,436	730,872
Novartis AG - ADR	9,194	1,057,494
Pfizer, Inc.	24,824	718,406
Vanda Pharmaceuticals, Inc. (b)	24,824	116,425
		10,731,386

Medical-Generic Drugs - 0.7%
Sandoz Group AG - ADR	1,840	76,553
Viatris, Inc.	3,422	39,729
		116,282
TOTAL COMMON STOCKS (Cost $8,969,908)		16,486,346

RIGHTS - 0.0%(d)	Contracts	Value
Medical-Biomedical-Genetics - 0.0%(d)
Pathos AI, Inc., Expires 01/29/2025, Exercise Price $1.00 (b)(e)	23,992	0
TOTAL RIGHTS (Cost $0)		0

TOTAL INVESTMENTS - 94.4% (Cost $8,969,908)		16,486,346
Money Market Deposit Account - 10.0% (f)(g)		1,749,693
Liabilities in Excess of Other Assets - (4.4)%		(774,403)
TOTAL NET ASSETS - 100.0%		$17,461,636

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $760,844 which represented 4.4% of net assets.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of September 30, 2024.

(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

(g)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $804,332 which represented 4.6% of net assets.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Horizon Kinetics Medical ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$16,486,346	$–	$–		$16,486,346
Rights	–	–	–	(a)	–	(a)
Total Investments	$16,486,346	$–	$–	(a)	$16,486,346

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)	Amount is less than $0.50.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$12,425,400	71.2%
United Kingdom	1,827,205	10.4
Switzerland	1,609,203	9.3
Ireland	624,538	3.5
Other Assets in Excess of Other Assets	975,290	5.6
	$17,461,636	100.0%